                                                                   EXHIBIT 10.33

                   PATENT AND TRADEMARK COLLATERAL ASSIGNMENT

        This Patent and Trademark Collateral Assignment, dated as of October 2, 1998 from UNIVERSAL ELECTRONICS INC., a Delaware corporation (herein called the "Company"), to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (herein called the "Bank").

        WHEREAS, the Company has entered into a certain Revolving Loan and Security Agreement, dated as of even date herewith (herein, as the same may be amended, modified, supplemented or renewed called the "Loan Agreement") with the Bank pursuant to which the Bank has agreed to make loans to, and issue letters of credit to or for the account of, the Company;

        WHEREAS, the Company is the owner of certain patents as more particularly specified in Schedule I attached hereto and of certain registered trademarks as more particularly specified in Schedule II attached hereto; and

        WHEREAS, the Loan Agreement provides for the Company to execute and deliver to the Bank a Patent and Trademark Collateral Assignment in the form of this Assignment, and to assign to the Bank all such patents and trademarks, all as more fully hereinafter set forth;

        NOW, THEREFORE, in consideration of any loan or letter of credit heretofore or hereafter made or issued to or for the benefit of the Company and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Definitions. When used herein, the following terms shall have the following meanings:

        The terms "Commitments", "Event of Default", "Liabilities", "Note", "Unmatured Event of Default", and all other terms used but not defined herein shall have the meanings assigned thereto in the Loan Agreement.

        "Patents" - see Section 2 hereof.

        "Trademarks" - see Section 2 hereof.

        SECTION 2. Assignment. Solely as security for the payment of the Note and all other Liabilities, the Company hereby grants, assigns, and conveys unto the Bank, its successors and assigns, a security interest, with power of sale (but only to the extent permitted herein), in and to the following, whether now-owned or hereafter acquired or arising: (a) all foreign and United States patents, including but not limited to those listed in Schedule I attached hereto, and in and to any and all, and all patents for, reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, the right to sue for past, present and future infringements thereof, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of suits) (all of the foregoing being herein called collectively the "Patents"); and (b) all foreign and United States trademarks, including but not limited to those listed on Schedule II hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each trademark, and all continuations and extensions thereof, the right to sue for past, present, and future infringements or dilutions thereof or for injury to the goodwill associated therewith, all rights corresponding thereto throughout the world, and all proceeds of the foregoing (including, without limitation. license, royalties and proceeds of suit) (all of the foregoing being herein called collectively the "Trademarks"). In the event the Company shall at any time purchase, acquire,, receive or otherwise obtain title to (i) any foreign or United States Patents other than those listed on Schedule I attached hereto or (ii) any foreign or United States Trademarks other than those listed on Schedule II attached hereto, the Company shall promptly notify the Bank thereof and shall amend Schedules I and II, as the case may be, and take such actions as the Bank shall reasonably request in order to grant to the Bank a first priority perfected lien and security interest in and to all such Patents and Trademarks. All reasonable costs and expenses related thereto including, without limitation, reasonable costs and expenses of counsel to the Bank and costs and expenses related to the perfection of the Bank's security interest in such Patents and Trademarks shall be paid by the Company, on demand. Notwithstanding the foregoing, the Bank hereby agrees that it will not perfect its lien (A) on any Patent referred to on
Schedule I attached hereto or hereafter subject to this Agreement which is issued by a country other than the United States or (B) on any Trademark referred to on Schedule II attached hereto or hereafter subject to this Agreement which is registered in any country other than the United States unless an Event of Default has occurred and is continuing.

        SECTION 3. Warranties and Covenants. The Company hereby warrants and agrees that: (a) each of the Patents and Trademarks is subsisting and has not been adjudged invalid or unenforceable, in whole or in part; (b) each of the Patents and Trademarks is valid and enforceable, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, both state and federal, affecting the enforcement of creditor's rights or remedies in general from time to time in effect and the exercise by courts of equity powers or their application of principles of public policy; (c) except as disclosed by Company to Bank in the Loan Agreement and schedules and attachments thereto, the Company is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents and Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, shop rights and covenants by the Company not to sue third persons; (d) the Company has the unqualified right to enter into this Assignment and perform its terms; (e) except as disclosed by Company to Bank in the Loan Agreement and schedules and attachments thereto, no litigation is pending or to the Company's knowledge, threatened which contains allegations respecting the validity of any of the Patents or Trademarks; and (f) except to the extent that the Bank shall consent in writing, the Company (either itself or through licensees) will, unless the Company shall reasonably determine that a Trademark is of negligible economic value to the Company, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain each Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under each Trademark, (iii) employ each Trademark with the appropriate notice of ownership, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of any Trademark, (v) not use any Trademark except in accordance with its customary practices, and
(vi) except as permitted or as otherwise provided herein, not (and not permit any licensee or sublicensee thereto to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

        SECTION 4. Protection of Patents and Trademarks. The Company shall have the duty to protect, preserve and maintain all rights in each of the Patents and Trademarks, including but not limited to the duty to prosecute and/or defend against any and all suits contesting infringement or dilution of the Patents or Trademarks, any other suits containing allegations respecting the validity of the Patents or the Trademarks, and any suits claiming injury to the goodwill associated with any of the Trademarks but only in the event that the Company shall reasonably determine that any such Patent or Trademark is of such value to the Company as to warrant such protection, preservation or maintenance. Any expenses incurred in protecting, preserving and maintaining the Patents or Trademarks shall be borne by the Company. Upon the occurrence and during the continuation of any Event of Default, the Bank shall have the right to bring suit to enforce any or all Patents, Trademarks, or licenses thereunder, in which event, subject to the first sentence of this Section 4, the Company shall at the request of the Bank do any and all lawful acts and execute any and all proper documents to effectuate such enforcement and the Company shall promptly, upon demand, reimburse and indemnify the Bank for all costs and expenses incurred by the Bank in the exercise of its rights under this Section 4. Notwithstanding the foregoing, the Bank shall have no obligations or liabilities regarding the Patents or Trademarks or any of them by reason of, or arising out of, this Assignment.

        SECTION 5. Reissues, etc. If, before the Liabilities shall have been paid in full, the Company shall become entitled to any patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patents or any improvement on any Patent, the provisions of Section 2 shall automatically apply thereto and the Company shall give to the Bank prompt notice thereof in writing. The Company hereby authorizes the Bank to modify this Assignment by amending Schedule I attached hereto to include any future patents and patent applications which are Patents under Section 2 hereof or this Section 5.

        SECTION 6. Reassignment. At such time as the Company shall completely satisfy all of the Liabilities, the Bank shall execute and deliver to the Company all deeds, assignments and other instruments as may be necessary or proper to reassign to the Company the interest in the Patents and Trademarks assigned pursuant to this Assignment, subject to any disposition thereof which may have been made by the Bank in accordance with the terms of this Assignment. Any such reassignment shall be without recourse upon or warranty by the Bank.

        SECTION 7. Remedies. Whenever an Event of Default shall exist, all Liabilities shall become immediately due and payable, as provided in the Loan Agreement. If any Event of Default shall exist, the Bank shall have, in addition to all other rights and remedies given it by this Assignment, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents or Trademarks or any thereof may be located and, without limiting the generality of the foregoing, the Bank may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Company, all of which are hereby expressly waived, and without advertisement, sell on commercially reasonable terms at public or private sale or otherwise realize upon, in Chicago, Illinois or elsewhere, the whole or from time to time any part of the Patents or Trademarks or any interest which the Company may have therein. Notice of any such sale or other disposition of the Patents or Trademarks or any thereof shall be given to the Company at least five (5) Banking Days before the time of any such intended public or private sale or other disposition of the Patents or Trademarks or any thereof is to be made, which the Company hereby agrees shall be reasonable notice of such sale or other disposition. The proceeds of such dispositions shall first be applied toward the payment of the Liabilities, then toward the payment of expenses reasonably and actually incurred by the Bank in effecting any such sale or other disposition of the Patents and Trademarks, including without limitation reasonably and actually incurred attorneys' fees and expenses, and then the remaining balance, if any, shall be remitted to the Company.

        SECTION 8. General. The Company will, upon request of the Bank, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Bank), and do such other acts and things, all as the Bank may from time to time reasonably request to establish and maintain a valid assignment of the Patents and Trademarks.

        This Assignment, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company shall not be permitted to assign this Assignment or any interest herein or in the Patents or Trademarks, or any part thereof except if any such complete or partial assignment or transfer occurs in connection with a merger, consolidation, or sale of all or substantially all of the Company's assets permitted by the Loan Agreement.

        Neither this Assignment nor any provision hereof may be amended, modified, waived, discharged or terminated except by an instrument in writing duly signed by or on behalf of the Bank.

        No delay on the part of the Bank in exercising any rights, power or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or remedy preclude any other further exercise thereof or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or any consent with respect to, any provision of this Assignment shall in any event be effective unless the same shall be in writing, and signed and delivered by the party to be bound thereby, and then such amendment, modification, waiver of consent shall be effective only in the specific instance and for the purpose for which given.

        All obligations of the Company and all rights, powers and remedies of the Bank expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or security therefor.

        Except as otherwise provided herein, the provisions of the Loan Agreement shall apply as to the giving of notices hereunder.

        At the Bank's option this Assignment, or a photographic or other reproduction of this Assignment or of any Uniform Commercial Code financing statement covering the Patents and Trademarks or any portion thereof, shall be sufficient as the Uniform Commercial Code financing statement and may be filed.

        Section captions used in this Assignment are for convenience of reference only, and shall not affect the construction of this Assignment.

        This Assignment shall in all respects be a continuing agreement and shall remain in full force and effect until expiration or termination of all of the Commitments and final payment in full of all Liabilities.

        This Assignment shall be construed in accordance with and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Wherever possible each provision of this Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment.

        This Assignment is made by the Company and is accepted by the Bank for collateral security purposes only and by its acceptance thereof, the Bank shall have only the rights of a secured party under the Uniform Commercial Code or other applicable law and shall not be deemed the owner of the Patents and Trademarks or responsible for the maintenance, registration or any other actions with respect to the Patents or Trademarks referred to herein.



                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first above written.


                                            UNIVERSAL ELECTRONICS, INC.



Attest: /s/ RICHARD A. FIREHAMMER, JR.
       -------------------------------
         Richard A. Firehammer, Jr.

                                            By: /s/ PAUL ARLING
                                               ---------------------------------
                                            Name: Paul D. Arling
                                                 -------------------------------
                                            Title: President and Chief Operating
                                                  ------------------------------
                                                   Officer
                                                  ------------------------------

                                            Address:   6101 Gateway Drive
                                                       Cypress, California 90630
                                            Attention: Mr. Paul D. Arling
                                                       President and Chief
                                                       Operating Officer
                                            Facsimile Number:  (714) 820-1042
                                            Telephone Number:  (714) 820-1060

                                            BANK OF AMERICA NATIONAL
                                            TRUST AND SAVINGS ASSOCIATION

                                            By: /s/ CHARLES W. A. HAGEL
                                               ---------------------------------
                                            Name: Charles W. A. Hagel
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            Address:   231 South LaSalle Street
                                                       Chicago, Illinois 60697
                                            Attention: Mr. Charles W. A. Hagel
                                                       Vice President
                                            Facsimile Number:  (312) 828-1974
                                            Telephone Number:  (312) 828-4360

                                   SCHEDULE I

 UEI PATENT SCHEDULE                            14-Oct-98

TITLE                                       COUNTRY          PATENT NUMBER            ISSUE DATE
-----                                       -------          -------------            ----------
UNIVERSAL REMOTE CONTROL                       AU                648277                09-Aug-1994
SYSTEM

UNIVERSAL REMOTE CONTROL WITH                  AU                673185                31-Oct-1996
FUNCTION SYNTHESIS

INFRARED REMOTE CONTROL DEVICE                 CA               2158947                23-Mar-1994
FOR A PERSONAL DIGITAL ASSISTANT

KEY MOVER                                      DE              G9318890.0              03-Feb-1994

MODULAR CASE DESIGN                            DE              G9309894.4              11-Nov-1993

UNIVERSAL REMOTE CONTROL WITH                  DE              G9310317.4              05-Jan-1994
FUNCTION SYNTHESIS

FAVORITE KEY MACRO COMMAND AND                 IL              P/107952                16-Feb-1997
CHAINED MACRO COMMAND IN A
REMOTE CONTROL

UNIVERSAL REMOTE CONTROL                       JP               2085314                23-Aug-1996
SYSTEM

FAVORITE KEY MACRO COMMAND AND                 MX                186389                13-Oct-1997
CHAINED MACRO COMMAND IN A
REMOTE CONTROL

MINIMAL FUNCTION REMOTE CONTROL                MX                188429                27-Mar-1998
WITHOUT DIGIT KEYS AND WITH A
POWER TOGGLE PROGRAM AND WITH
A CHANNEL ROTATION PROGRAM

DIRECT ENTRY REMOTE CONTROL                    US               5481256                02-Jan-1996
WITH CHANNEL SCAN

FAVORITE KEY MACRO COMMAND AND                 US               5414426                09-May-1995
CHAINED MACRO COMMAND IN A
REMOTE CONTROL

INFRARED REMOTE CONTROL DEVICE                 US               5778256                07-Jul-1998
FOR A PERSONAL DIGITAL ASSISTANT

MAGNETIC MODEM IN A REMOTE                     US               5537463                16-Jul-1996
CONTROL

MEANS FOR LOCATING A REMOTE                    US               5686891                11-Nov-1997
CONTROL DEVICE

MEANS FOR LOCATING A REMOTE                    US               5638050                10-Jun-1997
CONTROL DEVICE

METHOD FOR SELECTING A REMOTE                  US               5614906                25-Mar-1997
CONTROL COMMAND SET

MINIMAL FUNCTION REMOTE CONTROL                US               5481251                02-Jan-1996
WITHOUT DIGIT KEYS AND WITH A
POWER TOGGLE PROGRAM AND WITH
A CHANNEL ROTATION PROGRAM

    TITLE                                       COUNTRY              PATENT NUMBER            ISSUE DATE
    -----                                       -------              -------------            ----------

MODULAR CASE DESIGN                                US                    5422783               06-Jun-1995

REMOTE CONTROL                                     US                    5552917               03-Sep-1996

REMOTE CONTROL (BASEBALL)                          US                    D372479               06-Aug-1996

REMOTE CONTROL (BASKETBALL)                        US                    D370915               18-Jun-1996

REMOTE CONTROL (FOOTBALL)                          US                    D371794               16-Jul-1996

REMOTE CONTROL WITH KEY LIGHTING                   US                    5568367               22-Oct-1996

REMOTE CONTROL WITH TWO-WAY                        US                    5689353               18-Nov-1997
DATA COUPLING

REMOTELY UPGRADEABLE UNIVERSAL                     US                    5228077               13-Jul-1993
REMOTE CONTROL

SINGLE WIRE KEYBOARD ENCODE AND                    US                    5619196               08-Apr-1997
DECODE CIRCUIT

TIME ENABLED PHOTOSENSING                          US                    5272418               21-Dec-1993
CIRCUIT

UNIVERSAL REMOTE CONTROL                           US                    D354490               17-Jan-1995

UNIVERSAL REMOTE CONTROL                           US                    D342259               14-Dec-1993

UNIVERSAL REMOTE CONTROL                           US                    D366263               16-Jan-1996

UNIVERSAL REMOTE CONTROL DEVICE                    US                    5255313               19-Oct-1993

UNIVERSAL REMOTE CONTROL DEVICE                    US                    4959810               25-Sep-1990

UNIVERSAL REMOTE CONTROL                           US                    5414761               09-May-1995
SYSTEM

UNIVERSAL REMOTE CONTROL WITH                      US                    5515052               07-May-1996
FUNCTION SYNTHESIS

WARNING LIGHT SYSTEM FOR USE                       US                    5177461               05-Jan-1993
WITH A SMOKE DETECTOR

                                   SCHEDULE II

UEI Trademark Schedule                                                 14-Oct-98

TRADEMARK             COUNTRY             REGISTRATION NUMBER     REGISTRATION DATE
---------             -------             -------------------     -----------------
EVERSAFE                 AR                   1346060                10-May-89

EVERSAFE                 AR                   1346059                10-May-89

ONE FOR ALL              AR                   1493628                30-Dec-93

ONESHOT                  AR                   1524004                31-May-94

BIG EASY                 AU                   703943                 20-Jun-97

EVERSAFE                 AU                   B507918                28-May-92

EVERSAFE                 AU                   B507917                28-May-92

ONE FOR ALL              AU                   B534572                10-Nov-92

ONESHOT                  AU                   729188                 13-Mar-98

EVERSAFE                 BH                   12374                  09-Jan-90

EVERSAFE                 BH                   12373                  07-May-90

EVERSAFE                 BI                   2478/BUR               01-Mar-90

BIG EASY                 BO                   60469-C                09-Feb-96

EVERSAFE                 BO                   49191                  15-Sep-89

LITTLE EASY              BO                   60445-C                07-Feb-96

ONESHOT                  BO                   60436-C                07-Feb-96

ALL IN ONE               BR                   817453148              06-Jun-95

BIG EASY                 BR                   817543996              10-Jun-97

BIG EZ                   BR                   817544003              09-Jan-96

EVERSAFE                 BR                   814899170              13-Feb-91

EVERSAFE                 BR                   815234074              28-Jan-92

LITTLE EASY              BR                   817588302              22-Aug-95

ONE FOR ALL              BR                   817453130              06-Jun-95

ONESHOT                  BR                   817666931              21-Feb-96

EVERSAFE                 BS                   13899                  18-Feb-91

EVERSAFE                 BS                   13898                  07-Aug-91

TRADEMARK                   COUNTRY       REGISTRATION NUMBER  REGISTRATION DATE
---------                   -------       -------------------  -----------------
EVERSAFE                      BS                13900            11-Mar-91

ALL IN ONE                    BX               534980            03-Jan-94

BIG EASY                      BX               511144            04-Mar-92

EVERSAFE                      BX               457280            02-Oct-89

KEY MAGIC                     BX               523711            01-Jul-93

LITTLE EASY                   BX               534820            01-Mar-94

MAGIC KEYS                    BX               521192            27-Oct-92

ONE FOR ALL                   BX               484964            02-May-91

ONESHOT                       BX               495457            02-Dec-91

SO EASY                       BX               534423            02-Aug-93

SPEAK EASY                    BX               533066            22-Jun-93

VCRPRO                        BX               510679            04-Mar-92

VIDEOPRO                      BX               510338            30-Mar-92

EVERSAFE                      CA               368895            25-May-90

KEY MAGIC                     CA               439452            17-Feb-95

LITTLE EASY                   CA               444904            07-Jul-95

ONE FOR ALL                   CA               445945            11-Aug-95

ONESHOT                       CA               440933            24-Mar-95

SO EASY                       CA               440931            24-Mar-95

VCRPRO                        CA               440932            24-Mar-95

ONE FOR ALL                   CH               401606            02-Jan-93

BIG EZ                        CL               415096            26-Oct-93

EVERSAFE                      CL               351038            16-Jan-90

EVERSAFE                      CL               344181            27-Jun-89

ONE FOR ALL                   CL               443330            13-Apr-95

ONESHOT                       CL               429857            08-Aug-94

BIG EASY                      CO              1676535            25-Oct-94

TRADEMARK                       COUNTRY      REGISTRATION NUMBER   REGISTRATION DATE
---------                       -------      -------------------   -----------------
EVERSAFE                          CO               170362              21-Nov-94

LITTLE EASY                       CO               170753              25-Oct-94

ONE FOR ALL                       CO               167652              25-Oct-94

ONESHOT                           CO               182216              29-Sep-95

BIG EASY                          DE              2029764              08-Feb-93

EVERSAFE                          DE              1164666              25-Sep-90

KEY MAGIC                         DE              2046261              04-Oct-93

LITTLE EASY                       DE              2055696              02-Feb-94

MAGIC KEYS                        DE              2046262              04-Oct-93

ONE FOR ALL & DESIGN              DE              2042950              20-Aug-93

ONESHOT                           DE              2073692              02-Aug-94

SPEAK EASY                        DE              2093805              28-Mar-95

VCRPRO                            DE              2028941              28-Jan-93

VIDEOPRO                          DE              2029765              08-Feb-93

ONE FOR ALL                       DK              VR06385              17-Jul-92

EVERSAFE                          DO                47740              14-Nov-89

EVERSAFE                          DO                47746              14-Nov-89

EVERSAFE                          DZ                41010              08-May-89

BIG EASY                          EC              1356-95              17-Apr-95

EVERSAFE                          EC              5430-95              16-Dec-90

EVERSAFE                          EC              5521-95              07-Jun-90

EVERSAFE                          EC              5522-95              07-Jun-90

LITTLE EASY                       EC              1357-95              17-Apr-95

ONE FOR ALL                       EC              2683-94              29-Aug-94

ONESHOT                           EC              1354-95              17-Apr-95

VCRPRO                            EC              1345-95              17-Apr-95

EVERSAFE                          EG                74103              08-Mar-93

TRADEMARK              COUNTRY      REGISTRATION NUMBER     REGISTRATION DATE
---------              -------      -------------------     -----------------
EVERSAFE                 EG                   74104              08-Mar-93

EVERSAFE                 EG                   74105              08-Mar-93

BIG EASY                 ES                 1782873              20-Sep-94

KEY MAGIC                ES                 1781455              03-Apr-96

MAGIC KEYS               ES                 1781456              03-Apr-96

ONESHOT                  ES                 1781457              24-Sep-93

SPEAK EASY               ES                 1786121              05-Apr-94

ONE FOR ALL              FI                  125070              22-Feb-93

ALL IN ONE               FR               93/479530              21-Jan-94

BIG EASY                 FR               93/483244              04-Mar-94

EVERSAFE                 FR                 1549486              06-Sep-89

KEY MAGIC                FR                93460382              03-Sep-93

LITTLE EASY              FR                93483246              04-Mar-94

MAGIC KEYS               FR                93460383              18-Mar-93

ONE FOR ALL              FR                 1715378              27-Dec-91

ONESHOT                  FR               93/483243              04-Mar-94

SO EASY                  FR               93/483245              09-Sep-93

SPEAK EASY               FR               93/494804              30-Nov-93

VCRPRO                   FR                92427718              22-Jul-92

VIDEOPRO                 FR                92418017              23-Oct-92

BIG EASY                 GB                 1493477              12-Nov-93

EVERSAFE                 GB                B1488908              26-Aug-94

EVERSAFE                 GB                B1488907              03-Jan-95

KEY MAGIC                GB                B1517331              21-Sep-92

LITTLE EASY              GB                B1517950              14-Oct-92

ONE FOR ALL              GB                B1425401              18-Dec-92

ONESHOT                  GB                 1451507              20-Sep-94

TRADEMARK             COUNTRY           REGISTRATION NUMBER    REGISTRATION DATE
---------             -------           -------------------    -----------------
SPEAK EASY               GB                    1539582              10-Mar-95

VIDEOPRO                 GB                    1495556              27-Mar-93

EVERSAFE                 GN                      79/82              25-Jul-89

EVERSAFE                 GR                      93130              17-Feb-92

ONE FOR ALL              GR                     115574              17-May-96

EVERSAFE                 GT                      60408              22-May-90

EVERSAFE                 GT                      60407              22-May-90

KEY MAGIC                HK                   B8167/94              21-Sep-92

ONE FOR ALL              HK                   B4417/94              11-Nov-91

EVERSAFE                 ID                     268042              24-Oct-91

ONE FOR ALL              IE                     155762              03-Aug-93

ONE FOR ALL              IL                    1610477              03-Jun-98

EVERSAFE                 IS                   949/1989              08-Dec-89

BIG EASY                 IT                     661767              08-Nov-95

KEY MAGIC                IT                     666279              29-Dec-95

MAGIC KEYS               IT                     666277              29-Dec-95

ONE FOR ALL              IT                     636902              19-Dec-94

SPEAK EASY               IT                     663196              24-Nov-95

VIDEOPRO                 IT                     661766              08-Nov-95

BIG EASY                 JP                    4077026              31-Oct-97

EVERSAFE                 JP                    2721983              06-Jun-97

EVERSAFE                 JP                    2579835              30-Sep-93

KEY MAGIC                JP                    3127131              29-Mar-96

LITTLE EASY              JP                    3134428              29-Mar-96

ONE FOR ALL              JP                    3241813              25-Dec-96

VCRPRO                   JP                    2709493              31-Aug-95

KEY MAGIC                KR                     283103              13-Jan-94

TRADEMARK             COUNTRY        REGISTRATION NUMBER     REGISTRATION DATE
---------             -------        -------------------     -----------------
MAGICKEYS                KR                 283102              13-Jan-94

ONE FOR ALL              KR                 252372              21-Oct-92

BIG EZ                   MX                 466731              18-Jul-94

EVERSAFE                 MX                 368741              23-Oct-89

EVERSAFE                 MX                 365547              09-Aug-89

KEY MAGIC                MX                 481617              06-Dec-94

LITTLE EASY              MX                 503441              08-Sep-95

ONE FOR ALL              MX                 473944              20-Sep-94

ONE SHOT                 MX                 476578              11-Oct-94

SPEAK EASY               MX                 509976              24-Nov-95

EVERSAFE                 NG                  50701              06-Jun-89

EVERSAFE                 NG                  50702              06-Jun-89

ONE FOR ALL              NO                1588455              26-Aug-93

EVERSAFE                 NT                  15424              11-Sep-89

EVERSAFE                 NZ                 189587              13-Jul-95

EVERSAFE                 NZ                B189588              28-May-92

ONE FOR ALL              NZ                 229095              04-Aug-93

EVERSAFE                 PA                 053745              27-Aug-91

EVERSAFE                 PA                 053743              27-Aug-91

BIG EASY                 PE                   8654              19-Jul-94

EVERSAFE                 PE                  80556              26-Jul-89

EVERSAFE                 PE                  80557              26-Jul-89

LITTLE EASY              PE                   8588              11-Jul-94

ONE FOR ALL              PE                   7783              22-Jun-94

ONESHOT                  PE                   8589              11-Jul-94

VCRPRO                   PE                  15107              30-Mar-95

BIG EASY                 PY                 174310              27-Dec-94

TRADEMARK             COUNTRY       REGISTRATION NUMBER     REGISTRATION DATE
---------             -------       -------------------     -----------------
EVERSAFE                 PY                 137091              01-Nov-89

EVERSAFE                 PY                 135813              16-Aug-89

LITTLE EASY              PY                 174311              27-Dec-94

ONE FOR ALL              PY                 168155              05-Apr-94

ONESHOT                  PY                 174309              27-Dec-94

VCRPRO                   PY                 178584              26-Jul-95

EVERSAFE                 RK                2579835              30-Sep-93

EVERSAFE                 RK                   6820              12-Dec-90

EVERSAFE                 RU                  88175              05-Mar-90

ONE FOR ALL              SE                 300289              07-Apr-95

EVERSAFE                 SO                   3688              01-Aug-89

EVERSAFE                 SR                  12468              10-Apr-89

EVERSAFE                 SV                    125              27-Sep-90

EVERSAFE                 TH                 131809              17-Nov-89

EVERSAFE                 TI                   7190              24-Apr-89

EVERSAFE                 TN              EE89.0545              15-Jun-89

EVERSAFE                 TR                1114990              13-Apr-89

EVERSAFE                 TT                  18351              03-Jan-95

EVERSAFE                 TW                 470180              16-Dec-89

ONE FOR ALL              TW                 583970              15-Jan-93

ALL IN ONE               US                1879123              14-Feb-95

BIG EASY                 US                1789855              24-Aug-93

EVERSAFE                 US                1565671              14-Nov-89

EVERSAFE                 US                1564267              07-Nov-89

EVERSAFE                 US                1563242              31-Oct-89

KEY MAGIC                US                1802632              02-Nov-93

LITTLE EASY              US                1826857              15-Mar-94

TRADEMARK                                 COUNTRY     REGISTRATION NUMBER    REGISTRATION DATE
---------                                 -------     -------------------    -----------------
ONE CALL                                    US              2005111              01-Oct-96

ONE FOR ALL                                 US              1610477              21-Aug-90

ONE FOR ALL & DESIGN                        US              1923489              03-Oct-95

ONE FOR ALL LITE                            US              1922854              26-Sep-95

ONE SHOT                                    US              1841190              21-Jun-94

PUTTING YOU IN CONTROL OF                   US              2146387              24-Mar-98
TODAY'S TECHNOLOGY

PUTTING YOU IN CONTROL OF                   US              2146388              24-Mar-98
TODAY'S TECHNOLOGY

SO EASY                                     US              1916015              05-Sep-95

SPORTS CLICKER                              US              2019647              26-Nov-96

SPORTS CLICKER & DESIGN                     US              2030693              14-Jan-97

UNIVERSAL ELECTRONICS & DESIGN              US              2150809              14-Apr-98

UNIVERSAL ELECTRONICS & DESIGN              US              2150807              14-Apr-98

UNIWAND                                     US              1736318              01-Dec-92

EVERSAFE                                    UY               229392              16-Nov-89

LITTLE EASY                                 UY               269348              04-Nov-96

ONE SHOT                                    UY               269350              14-Feb-96

VCRPRO                                      UY               269351              04-Aug-95

EVERSAFE                                    ZA                29127              27-Jun-90

ONE FOR ALL                                 ZA              93/6647              05-Aug-93

EVERSAFE                                    ZR              1886/89              26-Mar-91

EVERSAFE                                    ZW              B398/89              05-Jul-89

EVERSAFE                                    ZW              B397/89              05-Jul-89